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                                                                    Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement"), dated as of December 16, 2005, by and among WPT Enterprises, Inc., a Delaware corporation (the "Company"), Lakes Entertainment, Inc., a Minnesota corporation ("Lakes") and Lakes Poker Tour, LLC, a Minnesota limited liability company ("LPT") (each a "Stockholder" and collectively, the "Stockholders").

            WHEREAS, the Stockholders beneficially own 12,480,000 shares (the "Shares" or the "Registrable Securities") of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), representing [62]% of the outstanding Common Stock; and

            WHEREAS, the Stockholders have expressed an intention to sell, pledge or otherwise transfer some or all of the Shares and have requested that transfers of the Shares by the Stockholders and their pledgees be registered under the Securities Act of 1933, as amended (the "Securities Act"); and

            WHEREAS, the Company is willing to grant certain registration rights to the Stockholders under the terms set forth herein, in order to facilitate the orderly transfer of the Shares and in consideration of the Stockholders' covenants as set forth herein, which the Company has determined will be in the best interests of the Company and its stockholders.

            NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders agree as follows:

      1. Registration of Shares.

            (a) Registration Statement. Subject to the terms, conditions and limitations set forth in this Agreement, the Company agrees to use commercially reasonable efforts to (i) file a registration statement with the Securities and Exchange Commission (the "SEC") on the appropriate form covering sales, pledges and other transfers of the Shares as reasonably requested by the Stockholders (the "Registration Statement") or before April 15, 2006 (the date such Registration Statement is filed, the "Filing Date"), (ii) cause such Registration Statement to be declared effective by the SEC prior to the date which is 90 days after the Filing Date (the "Registration Effective Date"); and (iii) cause such Registration Statement to remain effective (the "Registration Period") until the earliest of (A) the second anniversary of the Filing Date; (B) the date on which all Shares may be sold by the holder thereof pursuant to Rule 144(k) of the Securities Act; and (C) such time as all Registrable Securities registered under the Registration Statement have been sold (1) pursuant to a registration statement; (2) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (3) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive

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      legends with respect thereto, if any, are removed upon the consummation of such sale. To the extent permissible, such Registration Statement also shall include, or subsequently be amended to include, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

            The Company shall cause the Registration Statement to cover any sales of the Shares by the pledgees under the Loan Agreement (the "Loan Agreement"), dated December 15, 2005, by and between LE, LPT and the Lyle Berman Family Partnership, a Minnesota general partnership (the "Lender"), pursuant to which the Lender has agreed to provide loans of up to Twenty Million Dollars ($20,000,000.00) to the Stockholders and LPT has agreed to pledge all of the Shares.

            (b) Expenses. All expenses incurred by the Stockholders and WPT in the preparation and filing of the Registration Statement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Stockholders and WPT, blue sky fees and expenses and the expense of any audits incident to or required by any such registration (any such audit, an "Audit"), shall be borne by the Stockholders; provided, however, that in the event the Company utilizes an Audit for any purpose other than the Registration Statement, its regular reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement on Form S-8 or a similar form, the Company shall bear the expenses incurred in connection with such Audit. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, if any, and all fees and expenses of legal counsel for any holder of Registrable Securities shall be borne by such holder.

            (c) Actions by the Company. The Company shall, upon the Stockholders' reasonable request, inform each holder of Registrable Securities as to the status of any such registration, qualification, exemption and compliance contemplated by this Agreement. At the expense of the Stockholders, the Company shall use commercially reasonable efforts to:

                  (i) keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period;

                  (ii) advise the holders of Registrable Securities as soon as practicable:

                        (A) when the Registration Statement or any amendment
                  thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

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                        (B) of the issuance by the SEC of any stop order
                  suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                        (C) of the receipt by either the Stockholders or the
                  Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                        (D) of the happening of any event that requires the
                  making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

                  (iii) obtain the withdrawal of any order suspending the
            effectiveness of any Registration Statement at the earliest possible time;

                  (iv) furnish to each holder of Registrable Securities, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if such holders so request in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

                  (v) during the Registration Period, deliver to each holder of
            Registrable Securities, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                  (vi) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any holders of Registrable Securities reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement in the sole discretion of the Company;

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                  (vii) to the extent permitted under applicable rules and
            regulations promulgated under the Securities Act, cooperate with the holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as holders of Registrable Securities may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                  (viii) upon the occurrence of any event contemplated by
            Section 1(c)(ii)(D) above, promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (ix) comply with all applicable rules and regulations of the
            SEC, and make generally available to the Company's security holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

      Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs
      (c)(i) through (c)(ix) of this Section 1, that each holder of Registrable Securities shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by such holder and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

            (d) Holders. The holders of Registrable Securities (each, a "Holder"), shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 1(a) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

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            (e) Indemnification.

                  (i) The Company shall indemnify the Stockholders against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 1(e)(iii) below), arising out of or based on (a) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any Prospectus or form of prospectus, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in light of the circumstances in which they were made, or (b) any violation or alleged violation by WPT of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and will reimburse the Stockholders for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of, relates to or is based upon any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholders and stated to be specifically for use in preparation of such Registration Statement or Prospectus, or information about the Stockholders or their proposed method of distribution of Registrable Securities that was reviewed and approved by the Stockholder for use in the Registration Statement or Prospectus.

                  (ii) The Stockholders will jointly and severally indemnify the
            Company, its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 1(e)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation

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            thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholders and stated to be specifically for use in preparation of such Registration Statement or Prospectus, or information about the Stockholders or their proposed method of distribution of Registrable Securities that was reviewed and approved by the Stockholder for use in the Registration Statement or Prospectus.

                  (iii) Each party entitled to indemnification under this
            Section 1(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (iv) If the indemnification provided for in this Section 1(e)
            is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Stockholders and the Company agree that it would not be just and equitable if contribution pursuant to this Section 1(e)(iv) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 1(e)(iv). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 1(e)(iv) shall be deemed to include any legal or other expenses reasonably

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            incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of
            Section 1(e)(iv) hereof. The parties agree that it would not be just and equitable if contributions pursuant to this Section 1(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations as set forth in this Section 1(e). No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) Holders of Registrable Securities.

                  (i) Each Stockholder shall agree that, upon receipt of any notice from the Company (A) of the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof, (B) that the board of directors of the Company has determined in good faith that offers and sales pursuant to the prospectus forming part of the Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a material adverse effect, or (C) in connection with a primary underwritten offering of equity securities of the Company, Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by
            Section 1(a) until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the SEC by the Company, any such prospectus to be forwarded promptly to the Stockholder by the Company, and, if so directed by the Company, each Stockholder shall deliver to the Company all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company, may suspend the disposition of Registrable Securities pursuant to the Registration Statement pursuant to clause (ii) above not more than one time (not to exceed 30 days) during any three month period, nor more than three times (not to exceed 30 days each) in any twelve-month period.

                  (ii) As a condition to the inclusion of its Registrable
            Securities, each Stockholder shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

            (g) With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

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                  (ii) file with the SEC in a timely manner all reports and
            other documents required under the Exchange Act; and

                  (iii) so long as a Stockholder owns any unregistered
            Registrable Securities, furnish to such Stockholder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any such securities without registration.

            (h) The Company shall use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

      2. Miscellaneous

            (a) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other Person. Each Holder may assign its rights and obligations in the manner permitted hereunder.

            (b) All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail delivery followed by a copy sent by recognized overnight delivery, as follows:

     If to the Company:    WPT Enterprises, Inc.
                           5700 Wilshire Boulevard
                           Suite 350
                           Los Angeles, California  90036
                           Facsimile:  (323) 330-9901
                           Attn:  Chief Financial Officer

     With a copy to:       Maslon Edelman Borman & Brand, LLP
                           90 South Seventh Street
                           Suite 3300
                           Minneapolis, Minnesota 55402
                           Facsimile:  (612) 642-8326
                           Attn:  Martin R. Rosenbaum, Esq.

If to a Stockholder, at such address as such Stockholder shall have provided in writing to the Company or such other address as such Stockholder furnishes by notice given in accordance with this Section 2(b) or such other address as may be designated in writing hereafter, in the same manner, by such Stockholder.

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            (c) This Agreement shall be governed by, and construed in accordance with the laws of the State of California, without regard to the conflicts of law rules of such state.

            (d) Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of California, County of Los Angeles or, if it has or can acquire jurisdiction, in the United States District Court, Central District in the State of California, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 2(b). Nothing in this Section 2(d), however, affects the right of any party to serve legal process in any other manner permitted by law.

            (e) THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

            (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (g) If any provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party's anticipated benefits under this Agreement.

            (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) This Agreement shall be null and void and given no effect if the Loan Agreement is terminated and the transactions contemplated thereby are not consummated.

            (j) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and holders of at least a majority of the outstanding shares of Registrable Securities at the time of such amendment, modification or waiver; provided, however, that if the holders of at least a majority of the outstanding shares of Registrable Securities so consent, such amendment, modification or waiver shall be effective upon the holders of all outstanding shares of Registrable Securities then outstanding.

            (k) The failure of any party hereto to exercise any right or remedy under this Agreement or otherwise, or delay by any party hereto in exercising such right or remedy, shall not operate as a waiver thereof.

            (l) Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonable requested by the other parties hereto to effectuate the purposes of this Agreement.

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            (m) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

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                           SIGNATURE PAGES TO FOLLOW]

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            IN WITNESS WHEREOF, the parties have executed this Registration
Rights Agreement as of the date first written above.

                 Company:             WPT ENTERPRISES, INC.

                                      By: /s/ Steven Lipscomb
                                          --------------------------------------
                                       Name: Steven Lipscomb
                                       Title: Founder, President and Chief
                                              Executive Officer

                 LE:                  LAKES ENTERTAINMENT, INC.

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                       Name: Timothy Cope
                                       Title: Chief Financial Officer

                 LPT:                 LAKES POKER TOUR, LLC

                                      By: /s/ Timothy Cope
                                          --------------------------------------
                                       Name: Timothy Cope
                                       Title: Chief Financial Officer